Exhibit 99

FOR IMMEDIATE RELEASE

Investor and Media Contact: Robert L. Saxton

Alliance Gaming

(702) 270-7600

ALLIANCE GAMING REPORTS SECOND QUARTER EPS UP 64% TO $0.28 FROM CONTINUING OPERATIONS; PROVIDES GUIDANCE FOR FISCAL YEAR 2004 AND 2005

BALLY GAMING AND SYSTEMS BUSINESS UNIT REPORTS 25% INCREASE IN OPERATING INCOME ON 11% INCREASE IN REVENUES

Las Vegas, Nev., January 15, 2004 - Alliance Gaming Corporation (NYSE: AGI) today announced earnings for its second fiscal quarter ending December 31, 2003. Second quarter income from continuing operations totaled $14.2 million, or $0.28 per diluted share, on revenues of $108.6 million.  For the comparable quarter ended December 31, 2002, the Company reported income from continuing operations of $8.6 million or $0.17 per diluted share, on revenues of $98.2 million.  The results for the Company’s continuing operations for the current and prior year periods are presented after classifying the results of the Rail City Casino as discontinued operations, which had the effect of reclassifying EPS of $0.02 in both quarters from income from continuing operations to income from discontinued operations.

Consolidated results for the December 31, 2003 quarter include:

•                  Revenues from continuing operations of $108.6 million, an increase of 11% from the $98.2 million in the prior year quarter.

•                  Operating income from continuing operations of $27.5 million, an increase of 30% from the $21.2 million in the prior year quarter.

•                  EBITDA from continuing operations of $34.0 million, an increase of 30% from the $26.1 million in the prior year quarter.

•                  Total net income, including discontinued operations, of $0.37 per diluted share, an increase of 56%, compared to $0.24 in the prior year quarter.

Earnings before interest, taxes, depreciation, amortization and refinancing charge (EBITDA) and EPS excluding the refinancing charge are not Generally Accepted Accounting Principles (GAAP) measurements. EBITDA may not be comparable to similarly titled measures reported by other companies. A reconciliation of EBITDA to income from continuing operations and a reconciliation of EPS excluding the refinancing charge to GAAP EPS are attached to this press release.

Cash and Capital Expenditures:

•                  As of December 31, 2003, cash and cash equivalents for our continuing operations totaled $72.3 million, which included approximately $2.7 million held for operational purposes in vaults, cages and change banks and $13.7 million held in jackpot reserve accounts. These amounts exclude cash and cash equivalents of the discontinued operations, which are included in assets held for sale.

•                  For the quarter ended December 31, 2003, consolidated capital expenditures for our continuing operations, including costs to produce proprietary games, totaled $13.2 million compared to $7.7 million for the prior year quarter. The current period capital expenditures were driven by the continued deployment of wide-area progressive and daily-fee games. We also incurred $1.7 million for capital expenditures for our discontinued operations.

Other financial highlights:

•                  Consolidated net interest expense for the current quarter totaled $3.8 million compared to $6.5 million in the prior year period. The Company currently has $70.0 million outstanding on its $125 million revolving credit facility, unchanged from September 2003 quarter end. During the December 2003 quarter we increased the Term Loan by $75 million, to a total of $350 million outstanding.  The proceeds were used primarily to fund loans made to Sierra Design Group (SDG) in advance of the previously announced acquisition of SDG that is anticipated to close before March 31, 2004.

•                  The Company has advanced loans totaling $61 million to SDG to repay certain creditors.

Fiscal Year 2004 Guidance

•                  The Company is updating its fiscal year 2004 guidance for continuing operations from $1.10 per diluted share, to at least $1.04, reflecting the reclassification of $0.06 of EPS for Rail City Casino to discontinued operations.  This guidance also reflects the inclusion of SDG’s results that we are now forecasting will not be dilutive to our fiscal year 2004 results, which we had previously guided could have been dilutive by as much as $(0.10).  The comparative EPS for the prior fiscal year 2003 was $0.74, which has also been adjusted to reclassify the Rail City Casino as discontinued operations.

Fiscal Year 2005 Guidance

•                  For fiscal 2005, the Company expects EPS for continuing operations of at least $1.40, representing an increase of 35% compared to fiscal year 2004.

The Company will hold its conference call on Thursday, January 15, 2004 at 10 a.m. PST (1 p.m. EST). Participants may access the call by dialing (719) 457-2653. The Company will also broadcast the conference call over the Internet. Interested parties are asked to log on to the call at www.alliancegaming.com using the Investor Relations tab 10 minutes prior to the start of the call.

******

Supplemental Business Unit Detail

Bally Gaming and Systems Quarterly Revenues Increase 11%, Operating Income Increases 25%

The following chart summarizes the financial information for the Bally Gaming and Systems business unit (Dollars in millions):

Three Months Ended December 31,		Six Months Ended December 31,
2003	2002	2003	2002

Revenues

 Game sales

$

49.6

$

50.4

$

92.3

$

84.2

 System sales

30.7

23.0

60.7

38.3

 Gaming operations

16.0

13.2

31.8

27.6

Total revenues

$

96.3

$

86.6

$

184.8

$

150.1

Gross Margin %

60

%

54

%

61

%

56

%

Operating Income

$

27.2

$

21.8

$

48.6

$

36.9

EBITDA

$

32.6

$

25.6

$

58.8

$

44.0

EBITDA Margin

34

%

30

%

32

%

29

%

New gaming devices sold

4,600

5,430

9,795

9,430

Game monitoring units sold

10,950

8,900

22,300

15,030

End of period installed base of WAP and daily-fee games

4,790

3,930

4,790

3,930

Average installed base of WAP and daily-fee games

4,800

3,910

4,740

3,800

Bally Gaming and Systems business unit reported an 11% increase in revenues over the prior year’s quarter. Revenues from sales of gaming devices decreased 2% over the prior year’s quarter primarily as a result of a 15% decrease in new game sales. The average new-unit selling price increased 10% over prior year’s quarter to $9,050 (excluding 240 OEM games). The increase in the average selling price includes the positive impact from the sale of 165 Monte Carlo premium-priced units as well as other premium-priced branded products.

During fiscal year 2004, Bally Gaming has experienced an almost four fold increase in the volume of product submissions to the various domestic regulatory bodies, each of which charge fees for testing and approval of each product. The year to date fees incurred for such regulatory approvals has exceeded $5.1 million.  Of these amounts incurred, during the quarter ended December 31, 2003, the Company capitalized a total of $2.4 million of such costs, as such costs were directly attributable to products which have been approved.

Bally Systems revenues increased 33% over the prior year quarter driven by a 23% increase in game monitoring units shipped, a continued increase in the average selling price per unit, increased sales of software licenses for eTICKET™, the industry’s leading single-wire TITO solution that is currently operating in 59 casinos, as well as sales of its bonusing and promotions software. Bally Systems recurring hardware and software revenues increased to $5.1 million, resulting from the larger base of installed systems.

Gaming Operations revenues increased 21% compared to the prior year’s quarter driven by a 23% increase in the average installed base of wide-area progressive (WAP) and daily-fee games deployed, which now total 1,840 and 2,950, respectively. During the quarter we deployed an additional 970 WAP and daily-fee games, and had returns totaling 970 games, resulting in no net increase in the installed base of games on a sequential basis as of December 31, 2003 compared to September 30, 2003. The current quarter placements included the continued roll out of “Cash for Life” WAP games and continued placement of daily fee games such as Playboy and the Saturday Night Live series, as well as an additional 130 games at Delaware race tracks.

Casino Operation

Rainbow Casino Quarterly Revenues Increase 6%, Operating Income Increases 45%

The following chart summarizes the financial information for the Rainbow Casino in Vicksburg, Mississippi (Dollars in millions):

	Three Months Ended December 31,		Six Months Ended December 31,
	2003	2002	2003	2002
Rainbow Casino

Revenues

$

12.3

$

11.6

$

25.1

$

24.3

Operating Income

3.8

2.6

7.8

6.5

EBITDA

4.5

3.2

9.2

7.6

EBITDA Margin

37

%

27

%

37

%

31

%

Average Number of Gaming Devices

910

905

930

930

Avg. Number of Table Games

12

16

12

16

Rainbow Casino reported a 6% increase in revenue compared to the prior year quarter, and represents the fourth consecutive quarter of revenue growth. Rainbow’s EBITDA increased 42% to $4.5 million compared to the prior year quarter, which period was impacted by the internal remodeling project.

Discontinued Casino Operation

The following information is provided for the Rail City Casino in Sparks Nevada, which is classified as discontinued operations (Dollars in millions):

Three Months Ended December 31,		Six Months Ended December 31,
2003	2002	2003	2002

Rail City Casino

Revenues

$

5.9

$

5.2

$

11.2

$

10.3

Operating Income

1.6

1.2

2.7

2.3

EBITDA

1.8

1.5

3.3

2.8

EBITDA Margin

31

%

28

%

29

%

27

%

Average Number of Gaming Devices

580

545

575

545

Avg. Number of Table Games

7

8

7

8

On December 8, 2003 the Company announced that it had entered into an agreement for the sale of its Rail City Casino for consideration consisting of $35 million in cash and a $3 million note. The sale is expected to close in early to mid calendar 2004.  Accordingly the results of operations for Rail City have been reclassified as discontinued operations in both the current and prior year periods.

Discontinued Route Operations

The following information is provided for the Company’s Nevada Route and Louisiana Route operations, which are classified as discontinued operations (Dollars in millions):

	Three Months Ended December 31,		Six Months Ended December 31,
	2003	2002	2003	2002
Revenues

Nevada

$

54.1

$

49.7

$

104.4

$

100.9

Louisiana

4.2

3.6

7.9

7.3

  Total revenues

$

58.3

$

53.3

$

112.3

$

108.2

Operating Income (a)

Nevada

$

5.7

$

2.0

$

10.8

$

4.1

Louisiana

0.7

0.5

1.2

1.0

  Total operating income

$

6.4

$

2.5

$

12.0

$

5.1

EBITDA

Nevada

$

5.7

$

5.3

$

10.8

$

10.8

Louisiana

0.7

0.5

1.2

1.0

  Total EBITDA

$

6.4

$

5.8

$

12.0

$

11.8

Average Number of Gaming Devices

Nevada

8,425

8,130

8,130

8,235

Louisiana

745

710

730

710

Total Gaming Devices	9,170	8,840	8,860	8,945

For the Nevada route operations, revenue increased 9% and EBITDA increased 7% compared to prior year quarter. The average number of games deployed increased 4% over the prior year quarter and the average net win per day per gaming machine increased to $68.80 from $65.85.

The increase in revenues at VSI is due to a increase in net win per day per gaming machine to $60.40 from $56.65 and the number of units deployed remained constant compared to the prior year quarter.

(a)    The results of the Nevada Route and Louisiana Route operations for the quarter ended December 31, 2002 reflect depreciation and amortization expense. In accordance with generally accepted accounting principles, depreciation and amortization for these discontinued operations ceased as of July 1, 2003 as a result of their designation as assets held for sale. Had depreciation and amortization expense been recorded for the current period, operating income for the discontinued operations would have decreased by $3.5 million for the current quarter.

* * * * *

The disclosures herein include statements that are “forward looking” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and are subject to the safe harbor created thereby.  Such forward looking information involves important risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward looking statements made by or on behalf of the Company. Future operating results may be adversely affected as a result of a number of factors enumerated in the Company’s public reports and prospectuses such as the impact of competition, uncertainties concerning such matters as the Company’s ability to service debt, product development, customer financing, sales to non-traditional gaming markets, foreign operations, dependence on key personnel, strict regulation by gaming authorities, gaming taxes and value added taxes, and other risk factors listed from time to time in the Company’s SEC reports, including but not limited to the most recent reports on Form 10-K and 10-Q.

Alliance Gaming Corporation is a diversified gaming company headquartered in Las Vegas, Nevada.  The Company is engaged in the design, manufacture, operation and distribution of advanced gaming devices and systems worldwide and is currently the nation’s largest gaming machine route operator and operates two casinos. Additional information about the Company can be found on the Alliance Gaming web site at: www.alliancegaming.com.

The accompanying unaudited condensed consolidated financial statements include comparative information for the quarter and six-month periods ended December 31, 2002, which have been reclassified to conform to the current presentation which includes the results of Bally Wulff, Rail City, the Nevada Route and Louisiana Route operations as discontinued operations.

(Tables Follow)

ALLIANCE GAMING CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In 000’s, except per share amounts)

	Three Months Ended December 31,
	2003	2002 (a)
Revenues:

Gaming equipment and systems

$

96,319

$

86,627

Casino operations

12,312

11,600

	108,631	98,227
Costs and expenses:

Cost of gaming equipment and systems

38,780

39,663

Cost of casino operations

4,884

5,223

Selling, general and administrative

24,248

22,095

Research and development costs

6,740

5,158

Depreciation and amortization	6,445	4,847
	81,097	76,986

Operating income

27,534

21,241

Other income (expense):

Interest Income

83

79

Interest expense	(3,869)	(6,554)
Minority interest	(541)	(309)
Other, net	(545)	265

Income from continuing operations before income taxes

22,662

14,722

Income tax expense	8,444	6,146
Income from continuing operations	14,218	8,576
Discontinued operations:

Income from discontinued operations of wall machines and amusement games unit, net

—

895

Income from discontinued operations of Nevada Route, net

3,077

1,325

Income from discontinued operations of Louisiana Route, net	420	284

Income from discontinued operations of Rail City Casino, net

1,029

773

Income from discontinued operations	4,526	3,277

Net income	$18,744	$11,853

Diluted earnings per share

Continuing operations

$

0.28

$

0.17

Discontinued operations	0.09	0.07

Total	$0.37	$0.24

Weighted average common and common share equivalents outstanding	50,930	50,316

Notes:

(a)   The results for the period ended December 31, 2002 have been reclassified to report the results of the Rail City Casino as discontinued operations.

Six Months Ended December 31,

	2003 (a)	2002 (a)
Revenues:

Gaming equipment and systems

$

184,787

$

150,166

Casino operations	25,067	24,267
	209,854	174,433
Costs and expenses:

Cost of gaming equipment and systems

72,017

65,921

Cost of casino operations

9,887

10,520

Selling, general and administrative

53,313

42,195

Research and development costs

12,703

9,133

Depreciation and amortization	12,467	9,153
	160,387	136,922

Operating income

49,467

37,511

Other income (expense):

Interest income

126

127

Interest expense	(9,598)	(13,195)
Minority interest	(1,027)	(754)
Refinancing charge	(12,293)	—
Other, net	(899)	366

Income from continuing operations before income taxes

25,776

24,055

Income tax expense	9,710	9,956
Income from continuing operations	16,066	14,099
Discontinued operations:

Loss from discontinued operations of wall machines and amusement games unit, net

—

(726

)

Income from discontinued operations of Nevada Route, net

6,209

2,690

Income from discontinued operations of Louisiana Route, net

730

559

Income from discontinued operations of Rail City Casino, net

1,767

1,489

Income from discontinued operations	8,706	4,012
Net income	$24,772	$18,111

Diluted earnings per share

Continuing operations

$

0.32

$

0.29

Discontinued operations	0.17	0.08
Total	$0.49	$0.37

Weighted average common and common share equivalents outstanding	50,814	49,560

(a)   The results have been reclassified to report the results of the Rail City Casino as discontinued operations.

ALLIANCE GAMING CORPORATION

SUMMARY UNAUDITED BALANCE SHEETS

(In 000’s)

	Dec. 31, 2003	June 30, 2003 (a)
ASSETS
Current assets:
Cash and cash equivalents	$72,254	$38,884
Accounts and short-term notes receivable, net	106,731	98,368
Inventories, net	39,274	32,102

Deferred tax assets, net

38,061

44,821

Other current assets	9,383	8,010
Total current assets	265,703	222,185
Short-term investments (restricted)	2,611	864
Long-term notes receivable, net	7,173	14,865
Notes receivable from SDG	61,025	—
Leased equipment, net	30,221	25,792
Property, plant and equipment, net	59,876	56,894
Goodwill, net	66,225	63,040
Intangible assets, net	29,083	26,631
Assets of discontinued operations held for sale	106,886	114,314
Deferred tax assets, net	—	—
Other assets, net	6,235	580
Total assets	$635,038	$525,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,633	$22,726
Accrued liabilities	23,868	30,183
Jackpot liabilities	12,785	10,588

Current maturities of long-term debt

3,069

3,537

Liabilities of discontinued operations held for sale

16,647

16,186

Total current liabilities	77,002	83,220
Long-term debt, net	422,217	341,678

Deferred tax liabilities

6,006

3,920

Other liabilities	5,048	3,387
Total liabilities	510,273	432,205
Minority interest	1,216	1,330
Total stockholders’ equity	123,549	91,630
Total liabilities and stockholders’ equity	$635,038	$525,165

(a) Reclassified to reflect the Rail City Casino assets and liabilities as held for sale.

ALLIANCE GAMING CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In 000’s)

	Six Months Ended December 31
	2003	2002
Cash flows from operating activities of continuing operations:

Net income

$

24,772

$

18,111

Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(8,706)	(4,012)
Depreciation and amortization	12,467	9,153
Refinancing Charge	12,293	—
Deferred income taxes	9,401	7,507
Provision for losses on receivables	526	628
Other	(1,099)	531
Change in operating assets and liabilities:
Accounts and notes receivable	(2,019)	(32,540)
Inventories	(2,493)	(847)

Other current assets

(1,023

)

(800

)

Accounts payable

(2,072

)

1,806

Accrued liabilities	(2,924)	4,647
Net cash provided by operating activities of continuing operations	39,123	4,184

Cash flows from investing activities of continuing operations:
Increase in SDG notes receivable	(61,025)	—

Additions to property, plant and equipment

(3,815

)

(4,901

)

Additions to leased gaming equipment	(15,957)	(10,010)
Additions to other long-term assets	(10,414)	(1,879)
Acquisitions, net of cash acquired	(3,879)	(3,038)
Proceeds from sale of net assets of discontinued operations	16,500	—

Net cash used in investing activities of continuing operations

(78,590

)

(19,828

)

Cash flows from financing activities of continuing operations:

Debt issuance costs	(6,954)	—
Premium and consent fees paid on redemption of subordinated notes

(5,399

)

—

Proceeds from the issuance of long-term debt

350,000

—

Net change in revolving credit facility

70,000

—

Payoff of debt from refinancing	(337,625)	—
Reduction of long-term debt	(1,349)	(1,991)
Proceeds from exercise of stock options	3,939	1,792

Net cash provided by (used in) financing activities of continuing operations

72,612

(199

)

Effect of exchange rates changes on cash	130	93

Cash and cash equivalents provided by discontinued operations	95	8,444

Cash and cash equivalents:
Increase (decrease) for the period	33,370	(7,306)
Balance, beginning of period	38,884	31,800
Balance, end of period	$72,254	$24,494

ALLIANCE GAMING CORPORATION

Other Supplemental Information

Reconciliation to GAAP EPS

The following table reconciles EPS excluding the refinancing charge to GAAP EPS from continuing operations:

	Three Months Ended December 31		Six Months Ended December 31

2003

2002

2003

2002

Diluted earnings per share from continuing operations, as reported	$0.28	$0.17	$0.32	$0.29
Refinance charge, net of tax	—	—	0.15	—
Diluted earnings per share from continuing operations, before refinance charge	$0.28	$0.17	$0.47	$0.29

Reconciliation of EBITDA to income from continuing operations

The following table reconciles earnings before interest, taxes, depreciation and amortization before refinancing charge (EBITDA) for the Company’s income from continuing operations (in 000s):

	Three Months Ended December 31		Six Months Ended December 31
	2003	2002	2003	2002
Net income from continuing operations	$14,218	$8,576	$16,066	$14,099
Income taxes	8,444	6,146	9,710	9,956
Other expense, net	1,086	44	1,926	388
Interest expense, net	3,786	6,475	9,472	13,068
Refinancing charge	—	—	12,293	—
Operating income	27,534	21,241	49,467	37,511
Depreciation and amortization	6,445	4,847	12,467	9,153
EBITDA from continuing operations	$33,979	$26,088	$61,934	$46,664

The following tables reconcile operating income by business segment to EBITDA:

For the quarter ended December 31, 2003 (from continuing operations) (in 000s):

	Operating Income (Loss)	Depreciation and Amortization	EBITDA

Bally Gaming and Systems	$27,217	$5,389	$32,606
Rainbow Casino	3,814	683	4,497
Corporate expenses	(3,497)	373	(3,124)
	$27,534	$6,445	$33,979

For the quarter ended December 31, 2002 (from continuing operations) (in 000s):

	Operating Income (Loss)	Depreciation and Amortization	EBITDA

Bally Gaming and Systems	$21,775	$3,777	$25,552
Rainbow Casino	2,631	528	3,159
Corporate expenses	(3,165)	542	(2,623)
	$21,241	$4,847	$26,088

For the six months ended December 31, 2003 (from continuing operations) (in 000s):

	Operating Income (Loss)	Depreciation and Amortization	EBITDA

Bally Gaming and Systems	$48,575	$10,217	$58,792
Rainbow Casino	7,828	1,371	9,199
Corporate expenses	(6,936)	879	(6,057)
	$49,467	$12,467	$61,934

For the six months ended December 31, 2002 (from continuing operations) (in 000s):

	Operating Income (Loss)	Depreciation and Amortization	EBITDA

Bally Gaming and Systems	$36,910	$7,041	$43,951
Rainbow Casino	6,545	1,026	7,571
Corporate expenses	(5,944)	1,086	(4,858)
	$37,511	$9,153	$46,664

Reconciliation of EBITDA to income from discontinued operations

	Three Months Ended December 31		Six Months Ended December 31

2003

2002

2003

2002

Net income from discontinued operations	$4,526	$3,277	$8,706	$4,012
Income taxes	2,437	1,299	4,724	2,581
Other expense, net	956	(3)	993	169
Interest expense, net	28	(361)	323	(599)
Operating income	7,947	4,212	14,746	6,163
Depreciation and amortization	239	4,074	565	7,767
EBITDA from discontinued Operations	$8,186	$8,286	$15,311	$13,930

For the quarter ended December 31, 2003 (from discontinued operations) (in 000s):

	Operating Income	Depreciation and Amortization	EBITDA

Route Operations	$6,364	$—	$6,364
Rail City Casino	1,583	239	1,822
	$7,947	$239	$8,186

For the quarter ended December 31, 2002 (from discontinued operations) (in 000s):

	Operating Income	Depreciation and Amortization	EBITDA

Route Operations	$2,468	$3,315	$5,783
Wall Machines and Amusement Games	554	495	1,049
Rail City Casino	1,190	264	1,454
	$4,212	$4,074	$8,286

For the six months ended December 31, 2003 (from discontinued operations) (in 000s):

	Operating Income	Depreciation and Amortization	EBITDA

Route Operations	$12,031	$—	$12,031
Rail City Casino	2,715	565	3,280
	$14,746	$565	$15,311

For the six months ended December 31, 2002 (from discontinued operations) (in 000s):

	Operating Income (Loss)	Depreciation and Amortization	EBITDA

Route Operations	$5,133	$6,625	$11,758
Wall Machines and Amusement Games	(1,261)	634	(627)
Rail City Casino	2,291	508	2,799
	$6,163	$7,767	$13,930

We believe that the analysis of EBITDA is a useful adjunct to operating income, net income, cash flows and other GAAP-based measures. However, EBITDA should not be construed as an alternative to net income (loss) or cash flows from operating, investing and financing activities determined in accordance with GAAP or as a measure of liquidity. EBITDA is a common measure of performance in the gaming industry but may not be comparable to similarly titled measures reported by other companies. We disclose EBITDA primarily because it is a performance measure used by management in evaluating the performance of our business units and is one of several performance measures used in our management incentive plan. Additionally, EBITDA is utilized as a performance measure in covenants for our bank credit agreement.